THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                             EMAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................    5

MANAGEMENT OF THE FUND ....................................................    7

   Classes of Shares ......................................................    8

   Purchase of Shares .....................................................   13

   Redemption of Shares ...................................................   15

   Exchange of Shares .....................................................   17

   Pricing of Fund Shares .................................................   18

   Dividends and Distributions ............................................   19

   Tax Information ........................................................   19

   Mailings to Shareholders ...............................................   20

FINANCIAL HIGHLIGHTS ......................................................   20

THE
GABELLI
VALUE
FUND INC.

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS I SHARES

PROSPECTUS
MAY 1, 2005

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli Value Fund Inc. (the "Fund") seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in common stocks. The Fund may also invest in companies that are involved in corporate reorganizations. Additionally, the Fund may invest in foreign securities. The Fund focuses on equity securities of companies which appear underpriced relative to their "private market value." Private market value is the value the Fund's adviser believes informed investors would be willing to pay for a company.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down. The Fund is a "non-diversified investment company," which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers could have a greater impact on the Fund's share price than on the share price of a diversified investment company.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you believe that the market will favor value over growth stocks over the long term

      o you wish to include a value strategy as a portion of your overall investments

      o     you prefer to invest in a more concentrated portfolio

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o you seek to maintain the value of your original investment more than growth of capital


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PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years and ten years compare with those of a broad-based securities market index. The historical performance of Class A Shares is used to calculate performance for Class B and Class C Shares prior to their issuance. Class B and Class C Shares were first issued on March 15, 2000. Class I Shares have not yet been offered to the public. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B Shares and Class C Shares would have been lower than Class A performance due to the additional expenses associated with these classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

                           THE GABELLI VALUE FUND INC.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

1995                 22.5%
1996                  8.7%
1997                 48.2%
1998                 23.2%
1999                 31.9%
2000                 -7.9%
2001                  5.4%
2002                  -16%
2003                 31.9%
2004                 12.8%

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The bar chart above shows the total returns for Class A Shares (not including sales load). If sales loads were reflected, the Fund's returns would be lower than those shown. During the periods shown in the bar chart, the highest return for Class A Shares for a quarter was 21.3% (quarter ended June 30, 1997) and the lowest return for a quarter was (15.0)% (quarter ended June 30, 2002).


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     AVERAGE ANNUAL TOTAL RETURNS                   PAST         PAST         PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2004)         ONE YEAR    FIVE YEARS    TEN YEARS
-----------------------------------------         --------    ----------    ---------
The Gabelli Value Fund
   Class A Shares *
     Return Before Taxes .....................      6.55%        2.79%        13.92%
     Return After Taxes on Distributions .....      5.73%        1.88%        11.59%
     Return After Taxes on Distributions
      and Sale of Fund Shares ................      5.23%        2.02%        10.40%
   Class B Shares *
     Return Before Taxes .....................      7.00%        3.03%        14.15%
   Class C Shares *
     Return Before Taxes .....................     10.93%        3.26%        14.18%
S&P(R) 500 Composite Stock Price Index+ ......     10.87%       (2.30%)       12.07%
Consumer Price Index +10%+ ...................     13.30%       12.52%        12.44%

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* Class A Shares include the effect of the initial sales charge and Class B and Class C Shares include the effect of the applicable contingent deferred sales charge but do not reflect the higher expenses applicable to Class B and Class C Shares for the periods prior to their introduction on March 15, 2000.

+ The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The Consumer Price Index is a widely used cost of living benchmark published by the Bureau of Labor Statistics in the Department of Labor. The index figures do not reflect any deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use a capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the differences in expenses.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                     CLASS A       CLASS B      CLASS C      CLASS I
                                                                     SHARES        SHARES       SHARES       SHARES
                                                                     -------       -------      -------      -------
SHAREHOLDER FEES (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
  (as a percentage of offering price) ...........................     5.50%(1)     None         None         None
Maximum Deferred Sales Charge (Load)
  (as a percentage of redemption price(2)........................     None         5.00%(3)     1.00%(3)     None
Redemption Fee
  (as a percentage of amount redeemed for shares
  held less than 60 days payable to the Fund) ...................     2.00%        2.00%        2.00%        2.00%
ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets):
Management Fees .................................................     1.00%        1.00%        1.00%        1.00%
Distribution and Service (Rule 12b-1) Expenses(4) ...............     0.25%        1.00%        1.00%        None
Other Expenses ..................................................     0.14%        0.14%        0.14%        0.14%
                                                                      ----         ----         ----         ----
Total Annual Operating Expenses(5) ..............................     1.39%        2.14%        2.14%        1.14%(6)
                                                                      ====         ====         ====         ====

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(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B and Class C Shares. Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for their current fiscal year.


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(3) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(4) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sale charge.

(5) Total Annual Operating Expenses reflect actual amounts from the most recent fiscal year.

(6) Class I Shares have not yet been offered to the public and therefore Total Annual Operating Expenses for Class I Shares are based on estimated amounts for the current fiscal year.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in Shares of the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 YEAR      3 YEARS     5 YEARS    10 YEARS
                                     ------      -------     -------    --------
Class A Shares
-assuming redemption ............    $  684      $  966      $1,269      $2,127
-assuming no redemption .........    $  684      $  966      $1,269      $2,127

Class B Shares

-assuming redemption ............    $  717      $  970      $1,349      $2,282
-assuming no redemption .........    $  217      $  670      $1,149      $2,282

Class C Shares

-assuming redemption ............    $  317      $  670      $1,149      $2,472
-assuming no redemption .........    $  217      $  670      $1,149      $2,472

Class I Shares

-assuming redemption ............    $  116      $  362      $  628      $1,386
-assuming no redemption .........    $  116      $  362      $  628      $1,386

                         INVESTMENT AND RISK INFORMATION

The Fund's investment objective is long-term capital appreciation. The Fund's investment objective may not be changed without shareholder approval.

The Fund invests primarily in equity securities of companies which the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes are undervalued and have the potential to achieve significant capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of:

      o     the underlying value of a company's fixed assets,

      o     the value of a consumer or commercial franchise,

      o changes in the economic or financial environment affecting the company,

      o     new, improved or unique products or services,

      o     new or rapidly expanding markets,


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      o technological developments or advancements affecting the company or its products, or

      o     changes   in   governmental   regulations,   political   climate  or
            competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include:

      o     a change in the company's management or management policies,

      o     an investor's purchase of a large portion of the company's stock,

      o     a merger, reorganization or recapitalization of the company,

      o     a sale of a division of the company,

      o     a tender offer (an offer to purchase investors' shares),

      o the spin-off to shareholders of a subsidiary, division or other substantial assets, or

      o     the   retirement  or  death  of  a  senior  officer  or  substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

The Fund's assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty.

The Fund may also use the following investment techniques:

      o FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

      o DEFENSIVE INVESTMENTS. When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions exist, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include obligations of the U.S. government and its agencies and instrumentalities and short-term money market investments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

      o CORPORATE REORGANIZATIONS. The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently, the holders of reorganization securities will receive new securities ("substituted securities") in exchange therefor. No more than 30% of the Fund's total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

      o AMERICAN DEPOSITARY RECEIPTS. The Fund may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund's 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they


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            may be converted, many of the risks associated with foreign securities may also apply to ADRs.

Investing in the Fund involves the following risks:

      o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by companies believed by the portfolio manager to be trading at a discount to their private market value (value stocks). The Fund's price may decline if the market favors other stocks or small capitalization stocks over stocks of larger companies. If the portfolio manager is incorrect in his assessment of the private market values of the securities the Fund holds, then the value of the Fund's shares may decline.

      o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time when purchased by the Fund.

      o FOREIGN SECURITIES RISK. Prices of the Fund's investments in foreign securities may decline because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.

      o RISKS OF FOCUSING ON CORPORATE REORGANIZATIONS. The Fund may invest a substantial portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the Fund's operations under the general supervision of the Fund's Board of Directors. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Group Capital Partners, Inc. (formerly named Gabelli Funds, Inc.), a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of Gabelli Asset Management Inc. ("GBL"), a publicly traded company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 2004, the Fund paid the Adviser a fee equal to 1.00% of the value of the Fund's average daily net assets.


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The Fund's semi-annual report to shareholders for the period ending June 30, 2005 will contain a discussion of the basis of the Board of Directors' determination regarding whether to continue the investment advisory arrangements as described above.

THE PORTFOLIO MANAGER. Mario J. Gabelli, CFA, is responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as of its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc., a wholly-owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

The Fund's SAI provides additional information about Mr. Gabelli's compensation, other accounts managed by him and his ownership of securities in the Fund.

                                CLASSES OF SHARES

Four classes of the Fund's shares are offered in this Prospectus - Class A Shares, Class B Shares, Class C Shares and Class I Shares. Class I Shares may be purchased by institutions that make an initial investment of at least $500,000 if the investor purchases the Shares directly through the Distributor or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. Class B Shares are not currently available for new purchases, other than exchanges from Class B shares of other Gabelli funds. The table below summarizes the differences among the classes of shares.

      o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

      o A "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

      o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.

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                          CLASS A SHARES              CLASS B SHARES               CLASS C SHARES              CLASS I SHARES
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Front-End Sales Load?     Yes. The percentage         No.                          No.                         No.
                          declines as the amount
                          invested increases.
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Contingent Deferred       No.                         Yes, for shares redeemed     Yes, for shares redeemed    No.
Sales Charge?                                         within seventy-two months    within twelve months
                                                      after purchase. Declines     after purchase.
                                                      over time.
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Rule 12b-1 Fee            0.25%                       1.00%                        1.00%                       None.
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Convertible to Another    No.                         Yes. Automatically           No.                         No.
Class?                                                converts to Class A
                                                      Shares approximately
                                                      ninety-six months after
                                                      purchase.
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Fund Expense Levels       Lower annual expenses       Higher annual expenses       Higher annual expenses      Lower annual expenses
                          than Class B or Class C     than Class A Shares and      than Class A Shares and     than Class A, Class B
                          Shares. Higher annual       Class I Shares.              Class I Shares.             or Class C Shares.
                          expenses than Class I
                          Shares.
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In selecting a class of shares in which to invest, you should consider:

      o     the length of time you plan to hold the shares

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of 12b-1 fees as a percentage of your investment increases if the Fund's assets increase in value and decreases if the Fund's assets decrease in value

      o whether you qualify for a reduction or waiver of the Class A sales charge

      o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase

      o whether you qualify to purchase Class I Shares (direct institutional purchase of $500,000 or more)

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A shares and describes information or records you may need to provide to the Fund or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

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                IF YOU...                              THEN YOU SHOULD CONSIDER...
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o  qualify for a reduced or waived              purchasing Class A Shares instead of Class B
   front-end sales load                         or Class C Shares
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o  do not qualify for a reduced or waived       purchasing Class C Shares instead of either
   front-end sales load and intend to hold      Class A Shares or Class B Shares
   your shares for only a few years
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o  do not qualify for a reduced or waived       purchasing Class B Shares instead of either
   front-end sales load and intend to hold      Class A Shares or Class C Shares
   your shares for several years
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o  do not qualify for a reduced or waived       purchasing Class A Shares
   front-end sales load and intend to hold
   your shares indefinitely
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o  are an eligible institution and wish to      purchasing Class I Shares
   purchase $500,000 worth of shares
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SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A shares at the time of purchase in accordance with the following schedule:

                                       SALES CHARGE       SALES CHARGE       REALLOWANCE
                                        AS % OF THE          AS % OF              TO
AMOUNT OF INVESTMENT                  OFFERING PRICE*    AMOUNT INVESTED    BROKER-DEALERS
--------------------                  ---------------    ---------------    --------------
Under $100,000                             5.50%              5.82%              4.50%
$100,000 but under $250,000 .......        4.50%              4.71%              3.75%
$250,000 but under $500,000 .......        3.50%              3.63%              3.00%
$500,000 but under $1 million .....        2.75%              2.83%              2.50%
$1 million or more ................        2.00%              2.04%              1.75%

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*     Includes front-end sales load

No sales charge is imposed on reinvestment of distributions selected in advance of the distributions.

BREAKPOINTS OR VOLUME DISCOUNTS

The Fund offers you the benefit of discounts on the sales charges that apply to purchases of Class A


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shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A shares to be charged lower sales charges. If you invest $100,000 or more in Class A shares of the Fund, then you are eligible for a reduced sales charge.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Fund uses the current net asset value of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a volume discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of the Fund and submit a Letter of Intent (the "Letter") to your broker or Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), you may make purchases of Class A Shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Fund will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current net asset value. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS

In order for you to take advantage of sales charge reductions, you or your broker must notify the Fund that you qualify for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

      o     all of your accounts at the Fund or a broker;

      o     any account of yours at another broker;

      o accounts of related parties of yours, such as members of the same family, at any broker.

You should therefore keep copies of these types of records.

INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Fund may be offered without a sales charge to: (1) employees of Gabelli & Company, Inc. and its affiliates, Mellon Trust of New England, National Association, BFDS, State Street Bank and Trust Company, the Fund's Transfer Agent ("State Street"), PFPC Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GBL, its officers, directors, trustees, general partners and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings,


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a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to
Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund; (8) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (9) investment advisory clients of GBL and their immediate families;
(10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Fund's Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm.

Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES.

You will pay a CDSC when you redeem:

      o Class B Shares within approximately seventy-two months of buying them

      o     Class C Shares within approximately twelve months of buying them

The CDSC payable upon redemption of Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In either case, the CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                                  CLASS B SHARES
              YEARS SINCE PURCHASE                                     CDSC
              --------------------                                --------------
              First ..........................................         5.00%
              Second .........................................         4.00%
              Third ..........................................         3.00%
              Fourth .........................................         3.00%
              Fifth ..........................................         2.00%
              Sixth ..........................................         1.00%
              Seventh and thereafter .........................         0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class B Shares of the Fund.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Fund at the time of sale to brokers that initiate and are responsible for purchases of such Class C Shares of the Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of dividends or capital gains distributions or capital appreciation of shares redeemed. When you redeem shares,


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we will assume that you are first redeeming shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2

      o     involuntary redemptions made by the Fund

      o a distribution from a tax-deferred retirement plan after your retirement

      o returns of excess contributions to retirement plans following the shareholder's death or disability

CONVERSION FEATURE -- CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares of the Fund on the first business day of the ninety-seventh month following the month in which you acquired such shares.

      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSCwill be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Fund's Board of Directors may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12B-1 PLAN. The Fund has adopted distribution plans under Rule 12b-1 for Class A, Class B and Class C Shares of the Fund (each a "Plan"). Under the Plans, the Fund may use its assets to finance activities relating to the sale of its Class A, Class B and Class C Shares and the provision of certain shareholder services.

For the Class A, Class B and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                                   CLASS A    CLASS B    CLASS C
                                                   -------    -------    -------
Service Fees ..................................     0.25%      0.25%      0.25%
Distribution Fees .............................     None       0.75%      0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


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REDEMPTION FEE

If you sell or exchange your shares within 60 days after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Fund's Distributor.

The broker-dealer, bank or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks or other financial intermediaries may send confirmations of your transactions and periodic account statements showing your investments in the Fund.

Presently, Class B Shares may only be acquired through an exchange of Class B shares of another Gabelli fund.

BY MAIL OR IN PERSON. Your broker-dealer or financial consultant can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

        BY MAIL                                   BY PERSONAL DELIVERY
        -------                                   --------------------
        THE GABELLI FUNDS                         THE GABELLI FUNDS
        P.O. BOX 8308                             C/O BFDS
        BOSTON, MA 02266-8308                     66 BROOKS DRIVE
                                                  BRAINTREE, MA 02184

BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI VALUE FUND INC.
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment, subject to an up-front sales charge in the case of Class A Shares as described under "Classes of Shares -- Sales Charge -- Class A Shares." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, B and C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, B and C Shares" regarding minimum investment amounts applicable to such plans.


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Your minimum initial investment for Class IShares must be at least $500,000. The minimum initial investment for Class IShares is waived for:

      o     Employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments for Class A, B, C or I Shares. Broker dealers may have different minimum investment requirements.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. In addition to, or in lieu of, amounts paid to brokers, dealers or financial intermediaries as a re-allowance of a portion of the sales commission, the Distributor or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured:
(i) as a percentage  of net sales;  (ii) as a percentage  of net assets;  and/or
(iii) as a fixed dollar amount.

The Distributor or an affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD"), such as the reimbursement of travel, lodging and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualifying registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable NASD rules. In certain cases these other payments could be significant.

The Distributor or the applicable affiliate negotiates the level of payments described above to any particular broker dealer or intermediary with each firm. Currently, such payments range from .10% to .40% per


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year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit out website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission orders the Fund to suspend redemptions.

The Fund redeems its shares at the net asset value next determined after the Fund receives your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges." See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the net asset value next determined (less any applicable CDSC) after the the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares. In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its net asset value per share (NAV), frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign


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market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of the Fund's shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the net asset value. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class A, Class B, Class C and Class I Shares that are redeemed or exchanged within 60 days after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee also will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund,
(iii) shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems limitations, and provided that such recordkeepers provide verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. To do so, all such recordkeepers must apply for an extension and are expected to implement the redemption fees by June 30, 2005. These programs include programs utilizing omnibus accounts. The Fund seeks to apply these policies uniformly.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short term trading in its shares and monitors purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting redemption of shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, each owner must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.


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AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if its value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing if the Fund initiates such action and allowed 30 days to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. Ashareholder in the Fund who has redeemed shares may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired, if those shares are acquired within 30 days of the redemption.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected at the net asset value next determined after the Fund receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange, call your broker. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market funds or the Fund (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund.

In effecting an exchange:

            o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;

            o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

            o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

            o     you may realize a taxable gain or loss;

            o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com, to obtain the prospectus.

            o you should be aware that brokers may charge a fee for handling an exchange for you.


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You may exchange shares by telephone, by mail, over the Internet or through a registered broker-dealer or other financial intermediary.

      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The Fund's net asset value per share is calculated separately for each class of shares on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor
Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time. Net asset value per share of each class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of net asset value per share next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities for which market quotations are readily available are valued at their current market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to policies and procedures approved by the Fund's Board of Directors. Debt securities that are not credit impaired with remaining maturities of 60 days or less are generally valued at their amortized cost. Pursuant to the Fund's pricing procedures, securities for which market quotations are not readily available, and therefore are subject to being fair valued, may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (I.E., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund). Market prices are also deemed not to be readily available in circumstances when an event has occurred after the close of the principal foreign market on which a security trades but before the time for determination of the Fund's net asset value that has affected, or


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is likely to affect, more than minimally the net asset value per share of the Fund. Currently, the Fund fair values securities traded primarily on markets that close prior to the time as of which the Fund's net asset value is calculated whenever the Fund concludes that occurrences after such closing times may have more than a minimal effect on the value of its portfolio.

When a market price is not readily available, a portfolio security is valued at its fair value, as determined in good faith under procedures established by the Board of Directors. In determining fair value, the Fund's pricing procedures establish a process and methodology to be employed by the Adviser in attempting to ascertain, in good faith, fair value. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset. The Board of Directors will review the Adviser's fair value determinations periodically. The values of the Fund's portfolio may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and distributions of net realized capital gains, if any, will be paid annually. Dividends and distributions may differ for different classes of shares. You may have dividends or capital gains distributions that are declared by the Fund automatically reinvested at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you purchase your shares. You may change this election by notifying your broker or the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the net asset value per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Capital gains may be taxed at different rates depending on the length of time the Fund holds the assets giving rise to such capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E. gains from assets held by the Fund for one year or less) are taxable to you as ordinary income except that qualifying dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's dividends and distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state or local taxes. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.


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Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of Fund shares, and any gain you realize on such a transaction generally will be taxable.

The Fund may be required to withhold a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Also, dividends, distributions and redemption proceeds payable to foreign shareholders may be subject to a federal withholding tax.

After the end of each year, the Fund will provide you with the information regarding any shares you redeemed and the federal tax status of any dividends or distributions you received during the previous year.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. It is applicable only to shareholders who are U.S. persons. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings in accordance with your instructions within 30 days of your request.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rates that an investor would have earned or lost on an investment in the Fund's designated class of shares (assuming reinvestment of dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report along with the Fund's financial statements and related notes are included in the Fund's annual report, which is available upon request. Class I Shares of the Fund are new and as of the date of this Prospectus have not yet been offered to the public, and therefore do not have a previous history.


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THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
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Selected data for a share of capital stock outstanding throughout each period:

                                    INCOME
                          FROM INVESTMENT OPERATIONS                            DISTRIBUTIONS
               -------------------------------------------------   ---------------------------------------
                                            NET
                                       REALIZED AND
               NET ASSET      NET       UNREALIZED      TOTAL                      NET                                    NET ASSET
  PERIOD         VALUE,    INVESTMENT      GAIN/        FROM          NET       REALIZED                                    VALUE,
   ENDED       BEGINNING     INCOME/     (LOSS) ON    INVESTMENT   INVESTMENT    GAIN ON         TOTAL       REDEMPTION     END OF
DECEMBER 31    OF PERIOD    (LOSS)(A)   INVESTMENTS   OPERATIONS     INCOME    INVESTMENTS   DISTRIBUTIONS    FEES(A)       PERIOD
-----------    ---------   ----------  ------------   ----------   ----------  -----------   -------------   ----------   ---------
CLASS A
  2004           $17.97      $(0.02)      $ 2.31        $ 2.29          --       $(0.77)        $(0.77)      $ 0.00(f)      $19.49
  2003            13.81       (0.05)        4.45          4.40          --        (0.24)         (0.24)          --          17.97
  2002            16.43       (0.04)       (2.58)        (2.62)         --           --             --           --          13.81
  2001            16.13       (0.05)        0.93          0.88          --        (0.58)         (0.58)          --          16.43
  2000            19.45       (0.03)       (1.54)        (1.57)         --        (1.75)         (1.75)          --          16.13

CLASS B
  2004           $17.47      $(0.15)      $ 2.24        $ 2.09          --       $(0.77)        $(0.77)      $ 0.00(f)      $18.79
  2003            13.53       (0.17)        4.35          4.18          --        (0.24)         (0.24)          --          17.47
  2002            16.23       (0.14)       (2.56)        (2.70)         --           --             --           --          13.53
  2001            16.07       (0.18)        0.92          0.74          --        (0.58)         (0.58)          --          16.23
  2000(b)         18.20       (0.14)       (0.24)        (0.38)         --        (1.75)         (1.75)          --          16.07

CLASS C
  2004           $17.49      $(0.15)      $ 2.23        $ 2.08          --       $(0.77)        $(0.77)      $ 0.00(f)      $18.80
  2003            13.54       (0.17)        4.36          4.19          --        (0.24)         (0.24)          --          17.49
  2002            16.24       (0.14)       (2.56)        (2.70)         --           --             --           --          13.54
  2001            16.07       (0.18)        0.93          0.75          --        (0.58)         (0.58)          --          16.24
  2000(b)         18.20       (0.14)       (0.24)        (0.38)         --        (1.75)         (1.75)          --          16.07


                          RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
               -------------------------------------------------------------------


                            NET ASSETS        NET
  PERIOD                      END OF       INVESTMENT                   PORTFOLIO
   ENDED        TOTAL         PERIOD         INCOME/      OPERATING      TURNOVER
DECEMBER 31    RETURN+      (IN 000'S)       (LOSS)       EXPENSES(C)      RATE
-----------    -------      ----------     ----------     -----------   ----------
CLASS A
  2004           12.8%      $1,261,293       (0.11)%        1.39%           12%
  2003           31.9        1,255,668       (0.35)         1.44(d)          8
  2002          (16.0)       1,024,452       (0.28)         1.40            16
  2001            5.4        1,267,975       (0.30)         1.40            29
  2000           (7.9)       1,158,085       (0.14)         1.37            66

CLASS B
  2004           12.0%      $   20,366       (0.86)%        2.14%           12%
  2003           30.9           18,059       (1.10)         2.19(d)          8
  2002          (16.6)          10,493       (1.01)         2.16            16
  2001            4.6            5,505       (1.10)         2.19            29
  2000(b)        (1.9)             681       (0.89)(e)      2.12(e)         66

CLASS C
  2004           11.9%      $   16,400       (0.85)%        2.14%           12%
  2003           30.9           14,973       (1.10)         2.19(d)          8
  2002          (16.6)           8,078       (1.01)         2.16            16
  2001            4.6            4,170       (1.08)         2.19            29
  2000(b)        (1.9)             566       (0.89)(e)      2.12(e)         66

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)   Per  share  amounts  have  been   calculated   using  the  average  shares
      outstanding method.

(b)   From the commencement of offering on March 1, 2000.

(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.36% (Class A), 2.11% (Class B), and 2.11% (Class C) for 2000 and 1.39% (Class A), 2.18% (Class
      B), and 2.18% (Class C) for 2001. For the fiscal years ended December 31, 2002 and 2003, the effect of the custodian fee credits was minimal. For the fiscal year ended December 31, 2004, there were no custodian fee credits.

(d) The Fund incurred dividend expense on securities sold short for the year ended December 31, 2003. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.43% (Class A), 2.18% (Class B), and 2.18% (Class C), respectively.

(e)   Annualized.

(f)   Amount represents less than $0.005 per share.


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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
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                       THIS PAGE LEFT BLANK INTENTIONALLY.

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                           THE GABELLI VALUE FUND INC.
                            CLASS A, B, C, AND I SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

  You can get free copies of these documents and prospectuses of other funds in the Gabelli family, or request other information and discuss your questions about the Fund by contacting:

                           The Gabelli Value Fund Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

You can review and/or copy the Fund's prospectus, reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

      o     Free from the Fund's website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 202-942-8090.

      o     Free  from  the   EDGARDatabase  on  the  Commission's   website  at
            www.sec.gov.

(Investment Company Act File No. 811-5848)


--------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005

This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Value Fund Inc. (the "Fund"). The SAI should be read in conjunction with the Fund's current Prospectus for Class A, Class B, Class C and Class I Shares dated May 1, 2005. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet website printed below. This SAI is incorporated by reference in its entirety into the Fund's Prospectus.

                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone 800-GABELLI (800-422-3554)
                                 www.gabelli.com

                                 ---------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION ......................................................     2
INVESTMENT STRATEGIES AND RISKS ..........................................     2
INVESTMENT RESTRICTIONS ..................................................    12
DIRECTORS AND OFFICERS ...................................................    15
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS ...............................    20
INVESTMENT ADVISORY AND OTHER SERVICES ...................................    20
DISTRIBUTION PLANS .......................................................    26
PORTFOLIO TRANSACTIONS AND BROKERAGE .....................................    27
PURCHASE OF SHARES .......................................................    29
REDEMPTION OF SHARES .....................................................    30
DETERMINATION OF NET ASSET VALUE .........................................    31
DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................    32
DESCRIPTION OF THE FUND'S SHARES .........................................    38
FINANCIAL STATEMENTS .....................................................    38
APPENDIX A ...............................................................   A-1

                               GENERAL INFORMATION

The Fund is a non-diversified, open-end, management investment company organized as a corporation under the laws of the State of Maryland on July 20, 1989. The Fund commenced operations on September 29, 1989.

                         INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

CORPORATE REORGANIZATIONS

The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Fund's adviser, Gabelli Funds, LLC (the "Adviser"). The Adviser must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

Although the Fund limits its investments in corporate reorganization securities that it expects to hold for less than six months, such transactions may tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser's portfolio manager intends to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

CONVERTIBLE SECURITIES

The Fund may invest up to 35% of its assets in convertible securities having a rating lower than "CCC" by the Standard & Poor's Division of the the McGraw Hill Companies, Inc. ("S&P"), "Caa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, judged by the Adviser to be of comparable quality. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than issues without call protection.

INVESTMENTS IN WARRANTS AND RIGHTS

The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may invest up to 25% of the value of its total assets in foreign securities (not including American Depositary Receipts). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States.
Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United

States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

OTHER INVESTMENT COMPANIES

The Fund reserves the right to invest up to 10% of its total assets in the securities of money market mutual funds, which are open-end investment companies, and closed-end investment companies, including small business investment companies, none of which are affiliated with the Fund, Lehman Brothers Inc. ("Lehman Brothers") or Gabelli & Company, Inc. ("Gabelli & Company"). No more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Money market mutual funds are investment companies that are regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). As open-end management companies like the Fund, money market mutual funds make continuous offerings of redeemable shares to the public and stand ready to sell and redeem these shares daily. Generally speaking, these mutual funds offer investors the opportunity to invest in a professionally managed diversified portfolio of short-term debt obligations, including U.S. Treasury bills and notes and other U.S. government securities, certificates of deposits, bankers' acceptances, repurchase agreements and commercial paper. Many of the costs, including the investment advisory fee, attendant with the operation of money market mutual funds and other management investment companies are borne by shareholders. When the Fund holds shares of a money market mutual fund (or other management investment company) it, like other shareholders, will bear its proportionate share of the fund's costs. These costs will be borne indirectly by shareholders of the Fund resulting in the payment by shareholders of the investment advisory and other fees of the Fund as well as such fees of the underlying investment company in which the Fund invests.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES AND OTHER ILLIQUID SECURITIES

The Fund may invest in small, less well-known companies (including predecessors) which have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

The Fund will not invest, in the aggregate, more than 10% of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, repurchase agreements maturing or terminable in more than seven days and all other illiquid securities. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and as adopted by the Securities and Exchange Commission (the "SEC"), may be treated as liquid if they satisfy liquidity standards established by the Fund's Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Fund's Board of Directors will monitor their liquidity.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S.
Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

The Fund may not enter into repurchase agreements which would cause more than 5% of the value of its total assets to be so invested. This percentage limitation does not apply to repurchase agreements involving U.S. government obligations, or obligations of its agencies or instrumentalities, for a period of a week or less. The term of each of the Fund's repurchase agreements will always be less than one year and the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its net assets would be so invested.

BORROWING

The Fund may not borrow except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions and (2) borrowings from banks for temporary or emergency purposes, including meeting redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

CORPORATE DEBT OBLIGATIONS

The Fund may invest up to 35% of its assets in corporate debt obligations having a rating lower than a S&P rating of "BBB", a Moody's rating of "Baa" or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations include securities such as bonds, debentures, notes or other similar securities issued by corporations.

The Fund believes that investing in corporate debt obligations is consistent with the Fund's investment objective of seeking securities of companies in the public market that can provide significant long-term capital appreciation. For example, an issuer's ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, the Fund anticipates that the price of such securities will appreciate. In the case of convertible debt securities, the market's recognition of a company's real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company's common stock. In the case of any corporate debt obligation under evaluation by the Adviser for purchase by the Fund, the receipt of income is an incidental consideration.

The Fund may invest up to 5% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that such issuers will not continue to honor their obligations nor emerge from bankruptcy protection or that the value of such securities will not appreciate.

The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Debt Ratings."

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's and S&P might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by Moody's or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody's and/or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.

Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and the Fund does not anticipate that those securities could be sold other than to institutional investors.

Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to the Fund.

SHORT SALES AGAINST THE BOX

The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

To secure its obligations to deliver the securities sold short, the Fund will segregate in its accounting records and deposit in escrow in a separate account with the Fund's custodian, Boston Safe Deposit and Trust Company ("Boston
Safe"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

OPTIONS

The Fund may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options in an amount not to exceed 25% of total assets. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may write put and call options on stock indices for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indices in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Fund's Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Generally, the borrower will be required to make payments to the Fund in lieu of any dividends the Fund would have otherwise received had it not loaned the shares to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Dividends, Distributions and Taxes" below)

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery"
basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization of debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.
Securities purchased under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.

The commitment for the purchase of a "when, as and if issued security" will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The Fund will also establish at that time a segregated account on its accounting records of cash or liquid portfolio securities at least equal in value to the amount of its commitments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund may enter into futures contracts that are traded on a U.S. exchange or board of trade. Although the Fund has no current intention of using options on futures contracts, the Fund may do so at some future date, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

The CFTC recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, who therefore is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the Fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The Fund, however, continues to have policies with respect to futures and options thereon as set forth above. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts, as well as put and call options on futures written by it, must be collateralized with cash or other liquid securities and segregated with the Fund's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging (See "Asset Coverage for Forward Contracts, Options, Futures and Options on Futures" below).

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

As  noted  above,  the  Fund  may use such  instruments  depending  upon  market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter into futures contracts or options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities, other high grade debt securities or other liquid equity securities equal to the market value of the contract will be segregated to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES AND OPTIONS ON FUTURES.

The Fund will comply with guidelines established by the SEC with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities and indices; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations. For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                             INVESTMENT RESTRICTIONS

The Fund's investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. Under these restrictions, the Fund may not:

      1. Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

      2. Purchase securities on margin, but it may obtain short-term credits from banks as may be necessary for the clearance of purchase and sales of portfolio securities;

      3.  Make loans of its assets except for: (a) purchasing debt securities,
          (b) engaging in  repurchase  agreements as set forth in the SAI, and
          (c) lending its portfolio securities consistent with applicable regulatory requirements and as set forth in the SAI;

      4. Borrow money except subject to the restrictions set forth in the SAI;

      5. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (4) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and that collateral arrangements with respect to the writing of options or any other hedging activity are not deemed to be pledges of assets and these arrangements are not deemed to be the issuance of a senior security as set forth below in restriction (11);

      6. Except to the extent permitted by restriction (14) below, invest in any investment company affiliated with the Fund, Lehman Brothers or Gabelli & Company, invest more than 5% of its total assets in the securities of any one investment company, own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of all other investment companies;

      7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in disposing of a portfolio security;

      8. Invest, in the aggregate, more than 10% of the value of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, in repurchase agreements maturing or terminable in more than seven days and all other illiquid securities;

      9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

      10. Purchase or acquire commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in margin and premiums;

      11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with: (a) borrowing money in accordance with restriction (4) above, (b) lending portfolio securities, (c) entering into repurchase agreements, (d) purchasing or selling options contracts, (e) purchasing or selling futures contracts and related options thereon, or (f) acquiring when issued or delayed delivery securities and forward commitments;

      12. Sell  securities  short,  except   transactions   involving  selling
          securities short "against the box";

      13. Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the Fund are not subject to this restriction; or

      14. Invest in companies for the purpose of exercising control, except transactions involving investments in investment companies for the purpose of effecting mergers and other corporate reorganizations involving the Fund and such other investment companies.

If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

PORTFOLIO HOLDINGS. Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund's portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, "Portfolio Holdings Information"). In addition, the Fund and the Adviser have adopted policies and procedures that provide that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available generally to the public by posting on the Fund's website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business or regulatory purposes, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the interest of the Fund and its shareholders and, if a potential conflict between the Adviser's interests and the Fund's interests arises, to have such conflict resolved by the Chief Compliance Officer or the independent Directors. These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no lag time in some cases and with a lag time of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

      (1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

      (2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until it has been made public by the Adviser;

      (3) To service providers of the Fund which are as is necessary for the performance of their services to the Fund and to the Board of Directors of the Fund; the Fund's current service providers are its administrator, transfer agent, Custodian, independent registered public accounting firm and counsel.

      (4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential;

      (5) To certain broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the party receiving the information to agree to keep such information confidential and is further subject to prior approval of the Chief Compliance Officer of the Fund and the relationship must be reported to the Board at the next quarterly meeting; and

      (6) To consultants for purposes of performing analysis of the Fund which analysis (but not the Portfolio Holdings Information) may be used by the consultant with its clients or disseminated to the public provided that such entity shall have agreed to keep such information confidential at least until it has been made public by the Adviser.

      Subject to the Fund's policies described in item 2 above, the following entities receive information about the portfolio holdings including information derived from the portfolio:

            (1) Lipper, Inc. receives information derived from the portfolio monthly, with a one (1) day lag, and

            (2) Investment Company Institute receives information derived from the portfolio monthly, with up to a ten (10) business day lag.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund nor the Adviser, nor any of the Adviser's affiliates may accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Directors will review such arrangements annually with the Fund's Chief Compliance Officer.

                             DIRECTORS AND OFFICERS

Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers. Information pertaining to the Directors and executive officers of the Fund is set forth below.

                                                NUMBER OF
                                 TERM OF      FUNDS IN FUND
   NAME, POSITION(S)            OFFICE AND       COMPLEX
       ADDRESS(1)               LENGTH OF      OVERSEEN BY         PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
        AND AGE               TIME SERVED(2)    DIRECTOR            DURING PAST FIVE YEARS              HELD BY DIRECTOR(3)
------------------------      --------------   -----------   --------------------------------------   -------------------------
INTERESTED DIRECTORS(4):
------------------------

MARIO J. GABELLI                Since 1989         24       Chairman of the Board and Chief          Director of Morgan Group
Director and                                                Executive Officer of Gabelli Asset       Holdings, Inc. (holding
Chief Investment Officer                                    Management Inc. and Chief Investment     company)
Age: 62                                                     Officer - Value Portfolios of Gabelli
                                                            Funds, LLC and GAMCO Investors, Inc.;
                                                            Chairman and Chief Executive Officer
                                                            of Lynch Interactive Corporation
                                                            (multimedia and services)

KARL OTTO POHL                  Since 1992         35       Member of the Shareholder Committee      Director of Gabelli
Director                                                    of Sal Oppenheim Jr. & Cie (private      Asset Management Inc.
Age: 75                                                     investment bank); Former President       (investment management);
                                                            of the Deutsche Bundesbank and           Chairman, InCentive
                                                            Chairman of its Central Bank Council     Capital and InCentive
                                                            (1980-1991)                              Asset Management
                                                                                                     (Zurich); Director at
                                                                                                     Sal Oppenheim Jr. & Cie,
                                                                                                     Zurich

NON-INTERESTED DIRECTORS:
-------------------------

ANTHONY J. COLAVITA             Since 1989         37       President and Attorney at Law in the                --
Director                                                    law firm of Anthony J. Colavita,
Age: 69                                                     P.C.

ROBERT J. MORRISSEY             Since 1989         10       Partner in the law firm of                          --
Director                                                    Morrissey, Hawkins & Lynch
Age: 65

ANTHONY R. PUSTORINO            Since 1989         17       Certified Public Accountant;             Director of Lynch
Director                                                    Professor Emeritus, Pace University      Corporation (diversified
Age: 79                                                                                              manufacturing)

WERNER J. ROEDER, MD            Since 2001         26       Medical Director of Lawrence                        --
Director                                                    Hospital and practicing private
Age: 64                                                     physician

-------------------------

(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Articles of Incorporation.

(3) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(4) "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC, which acts as the Fund's investment adviser.

    NAME, POSITION(S)          TERM OF OFFICE                       PRINCIPAL OCCUPATION(S)
        ADDRESS*,              AND LENGTH OF                        DURING PAST FIVE YEARS
         AND AGE                TIME SERVED
-------------------------     ----------------      -------------------------------------------------------
OFFICERS:
---------

BRUCE N. ALPERT                 Since 2003          Executive Vice President and Chief Operating Officer of
President and Treasurer                             Gabelli Funds, LLC since 1988 and an officer of all
Age: 53                                             mutual funds advised by Gabelli Funds, LLC and its
                                                    affiliates; Director and President of Gabelli Advisers,
                                                    Inc.

JAMES E. MCKEE                  Since 1995          Vice President, General Counsel and Secretary of
Secretary                                           Gabelli Asset Management Inc. since 1999 and GAMCO
Age: 41                                             Investors, Inc. since 1993; Secretary of all mutual
                                                    funds advised by Gabelli Advisers, Inc. and Gabelli
                                                    Funds, LLC.

PETER D. GOLDSTEIN              Since 2004          Director  of   Regulatory   Affairs  at  Gabelli   Asset
Chief Compliance Officer                            Management  Inc. since February 2004;  Vice President of
Age: 52                                             Goldman  Sachs  Asset   Management  from  November  2000
                                                    through January 2004;  Deputy General Counsel at Gabelli
                                                    Asset   Management   Inc.  from  February  1998  through
                                                    November 2000.

STANDING BOARD COMMITTEES

The Board of Directors has established four standing committees in connection with their governance of the Fund - Audit, Nominating, Proxy Voting and Investment. The Fund does not have a standing compensation committee.

The Fund's Audit Committee consists of three members: Messrs. Colavita, Pustorino (Chairman) and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of the Fund on February 16, 2005. As set forth in the Charter, the function of the Audit
Committee is oversight; it is managements's responsibility to maintain appropriate systems for accounting and internal control and it is the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies, and practices of the Fund, its internal controls and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Directors and the Fund's independent accountants. During the fiscal year ended December 31, 2004, the Audit Committee met twice.

The Fund's Nominating Committee consists of three members: Messrs. Colavita (Chairman), Morrissey and Roeder, who are not "interested persons" of the Fund as defined in the 1940 Act. The Nominating Committee is responsible for selecting and recommending qualified candidates to the full Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee met once during the fiscal year ended December 31, 2004.

------------------------------
* Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

The Proxy Voting Committee consists of four members: Messrs. Colavita, Morrissey, Pustorino (Chairman) and Roeder, who are not "interested persons" as defined in the 1940 Act. Under certain circumstances and pursuant to specific procedures and guidelines, the Proxy Voting Committee will, in place of the Fund's Adviser, exercise complete control and discretion over the exercise of all rights to vote or consent with respect to certain securities owned by the Fund. The Proxy Voting Committee meets periodically on an as needed basis to consider such matters and did not meet during the fiscal year ended December 31, 2004.

Mr. Morrissey is the Chairman and the only member of the Fund's Investment Committee. The Investment Committee reviews investment related matters as needed.

DIRECTOR OWNERSHIP OF FUND SHARES

      Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director.

                            DOLLAR RANGE OF EQUITY    AGGREGATE DOLLAR RANGE OF
                               SECURITIES HELD         EQUITY SECURITIES HELD
      NAME OF DIRECTOR           IN THE FUND*              IN FUND COMPLEX
      ----------------           ------------              ---------------

INTERESTED DIRECTORS:
---------------------

Mario J. Gabelli                      E                           E

Karl Otto Pohl                        A                           A

NON-INTERESTED DIRECTORS:
-------------------------

Anthony J. Colavita**                 E                           E

Robert J.  Morrissey                  C                           E

Anthony R. Pustorino**                D                           E

Werner J. Roeder, MD                  A                           E

---------------------
*     KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2004

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. Over $100,000

** Messrs. Colavita and Pustorino each beneficially own less than 1% of the common stock of Lynch Corporation having a value of $14,500 as of December 31, 2004. Lynch Corporation may be deemed to be controlled by Mario J. Gabelli and/or an affiliated person and in that event would be deemed to be under common control with the Fund's Adviser.

DIRECTOR AND OFFICER COMPENSATION

No director, officer or employee of Gabelli & Company or the Adviser receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of its affiliates, $10,000 per annum plus $1,000 per meeting attended in person and by telephone, including Committee meetings, and reimburses each Director for related travel and out-of-pocket expenses. The Fund also pays each Director serving as Chairman of the Audit, Investment, Proxy or Nominating Committees $2,500 per annum.

                               COMPENSATION TABLE
                             Aggregate Compensation
                                 from Registrant
                                  (Fiscal Year)

The following table sets forth certain information regarding the compensation of the Fund's Directors. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 2004.

                                     AGGREGATE          TOTAL COMPENSATION
 NAME OF PERSON AND              COMPENSATION FROM      FROM THE FUND AND
      POSITION                       THE FUND             FUND COMPLEX *
---------------------            -----------------      ------------------

Mario J. Gabelli
Chairman of the Board                 $     0             $      0(24)

Anthony J. Colavita                   $18,500             $216,835(36)
Director

Robert J. Morrissey                   $17,500             $ 54,500(10)
Director

Karl Otto Pohl                        $     0             $  5,085(34)
Director

Anthony R. Pustorino                  $20,500             $150,000(17)
Director

Werner J. Roeder                      $15,500             $109,750(26)
Director

------------
* Represents the total compensation paid to such persons during the calendar year ending December 31, 2004. The parenthetical number represents the number of investment companies (including the Fund or portfolios thereof) from which such person receives compensation and which are considered part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.

CODE OF ETHICS

The Fund, its Adviser and principal underwriter have adopted a code of ethics (collectively, the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES

The Fund has delegated the voting of portfolio securities to Gabelli Funds, LLC in its capacity as the Fund's investment adviser. The Adviser has adopted proxy voting policies and procedures (the "Proxy Voting Policy") for the voting of proxies on behalf of client accounts for which the Adviser has voting discretion, including the Fund. Under the Proxy Voting Policy, securities held by the Fund are to be voted in the best interests of the Fund.

Normally, the Adviser exercises proxy voting discretion on particular types of proposals in accordance with guidelines (the "Proxy Guidelines") set forth in the Proxy Voting Policy. The Proxy Guidelines address, for example, proposals to elect the board of directors, to classify the board of directors, to select an independent registered public accounting firm, to issue blank check preferred stock, to use confidential ballots, to eliminate cumulative voting, to require shareholder ratification of poison pills, to support fair price provisions, to require a supermajority shareholder vote for charter or bylaw amendments, to provide for director and officer indemnification and liability protection, to increase the number of authorized shares of common stock, to allow greenmail, to limit shareholders' rights to call special meetings, to consider nonfinancial effects of a merger, to limit shareholders' right to act by written consent, to approve executive and director compensation plans (including golden parachutes), to limit executive and director pay, to approve stock option plans, to opt in or out of state takeover statutes and to approve mergers, acquisitions, corporate restructuring, spin-offs, buyouts, assets sales or liquidations.

A Proxy Committee comprised of senior representatives of the Adviser and its affiliated investment advisers has the responsibility for the content, interpretation and application of the Proxy Guidelines. In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's board of directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's board of directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the issuer's board of directors but is consistent with the Proxy Guidelines.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Adviser's Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Committee; or
(3) may give rise to a conflict of interest between the Adviser and its clients, the Chairman of the Committee will initially determine what vote to recommend that the Adviser should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Adviser's Legal Department believes that the matter before the Committee is one with respect to which a conflict of interest may exist between the Adviser and its clients, legal counsel will provide an opinion to the Committee concerning the conflict. If legal counsel advises that the matter is one in which the interests of the clients of the Adviser may diverge, the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will advise concerning the likely risks and merits of such an appraisal action.

Where a proxy proposal raises a material conflict between the interests of the Fund shareholders on the one hand, and those of the Fund's Adviser or principal underwriter on the other hand, the conflict will be brought to the Proxy Voting Committee to determine a resolution. The Proxy Committee may determine to resolve any such conflict itself, may ask the independent Trustees of the Fund, which would potentially include the Board's Proxy Voting Committee, to vote the proxies or may delegate the voting of such proxies to an independent person.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will break the tie. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

The Fund is required to file Form N-PX with the Fund's complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's filing is available without charge, upon request, by calling toll-free (800) 422-3554 and on the SEC's website at www.sec.gov.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 5, 2005, the following persons were known to own of record or beneficially 5% or more of the Fund's outstanding Shares:

NAME AND ADDRESS                              % OF CLASS    NATURE OF OWNERSHIP
----------------                              ----------    -------------------

CLASS A
Stephen Nordholdt, Trustee                      10.84%             Record
Washington, DC  20002-4293

Stephen Nordholdt, Trustee                       6.28%             Record
Washington, DC  20002-4293

Charles Schwab & Co Inc.                         5.08%             Record
101 Montgomery St
San Francisco, CA 94104-4122

CLASS B
Kredietbank SA Luxembourgeoise                  13.16%             Record
A/C Caravela Fund Global Balanced
L-2955 Luxembourg

Merrill Lynch Pierce Fenner & Smith             10.24%             Record
4800 Deer Lake Dr., E. Fl. 3
Jacksonville, FL 32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith             16.88%             Record
4800 Deer Lake Dr., E. Fl. 3
Jacksonville, FL 32246-6484

As of April 5, 2005, as a group the Directors and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The  Adviser  is a  New  York  limited  liability  company  which  serves  as an investment  adviser  to  15  open-end  investment  companies  and  6  closed-end investment companies with aggregate assets in excess of $12.9 billion as of December 31, 2004. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest in Gabelli Asset Management Inc. ("GBL"), the parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO") acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $13.6 billion as of December 31, 2004; Gabelli Advisers, Inc., a majority-owned subsidiary of GBL and affiliates, acts as investment adviser to the Westwood Funds with assets under management of approximately $424 million as of December 31, 2004; Gabelli Securities, Inc., a wholly-owned subsidiary of GBL, acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $814 million as of December 31, 2004; and Gabelli Fixed Income LLC acts as investment adviser for the 3 active portfolios of The Treasurer's Fund, Inc. and separate accounts having assets under management of approximately $905 million as of December 31, 2004. Each of the foregoing companies is a subsidiary of GBL.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

The Adviser currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated March 1, 1994 (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Fund employs the Adviser to act as its investment adviser and to oversee the administration of all aspects of the Fund's business affairs and to provide, or arrange for others whom it believes to be competent to provide certain services. The Adviser generally is responsible for the investment and management of the Fund's assets, subject to and in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and herein. In discharging its responsibility, the Adviser determines and monitors the investments of the Fund. In addition, the Adviser has full authority to implement its determinations by selecting and placing individual transactions on behalf of the Fund.

The Advisory Agreement was most recently approved by the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto on February 16, 2005. At that meeting, the Board of Directors reviewed the written and oral presentations provided by the Adviser in connection with the Directors' consideration of the Advisory Agreement. The Directors also reviewed their responsibilities under applicable law. The Directors considered, in particular, the level of the Fund's contractual advisory fee rate and the actual total expense ratio borne by the Fund and compared the information on these matters to similar information for unrelated mutual funds of a comparable size and investment program. The Board also reviewed the profitability of the Advisory Agreement to the Adviser, additional revenues to the Adviser's affiliates from the Fund's distribution plans and from portfolio trading commissions, the Fund's absolute and comparative investment performance and the nature and quality of the services provided to the Fund by the Adviser and its affiliates. The independent Directors met separately to discuss this information. Based on their consideration of all of the above factors, the independent Directors recommended to the full Board, and each of the Directors present at the meeting determined, to renew the Advisory Agreement. In the course of arriving at such determination, the independent

Directors relied in particular on the comparative investment performance of the Fund over time, the experience of the Fund's portfolio manager and the level of services provided by the Adviser.

Under the  Advisory  Agreement,  the Adviser  also  provides or arranges for the following services: (i) maintaining the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent or dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) supervising preparation of, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Fund's registration statement and Prospectus (including its SAI); (vii) supervises, but does not pay for, the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Fund's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

The cost of calculating the Fund's net asset value is an expense payable by the Fund pursuant to the Advisory Agreement. To the extent that a portion of the sub-administration fee is used to pay for personnel and equipment related to the calculating the net asset value, the Fund will reimburse the Adviser for such expense up to $45,000. During the fiscal year ended December 31, 2004, the Fund reimbursed the Adviser $34,800 in connection with the cost of computing the Fund's net asset value.

The Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss sustained by the Fund. The Fund has agreed by the terms of the Advisory
Agreement that the word "Gabelli" in its name is derived from the name of the Adviser that in turn is derived from the name of Mario J. Gabelli; that the name is the property of the Adviser for copyright and other purposes; and that, therefore, the name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

The Advisory Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by vote of a majority of its Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect from year to year as long as such continuance is annually approved by the Fund's Board of Directors or by majority vote of its outstanding voting shares and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party cast in person at a meeting called specially for the purpose of voting on the continuance of the Advisory Agreement.

As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee computed and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund's average daily net assets and allocable to each class on the basis of the assets attributable to such class. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Fund paid investment advisory fees to the Adviser amounting to $11,452,672, $11,143,764 and $12,618,466, respectively.

PORTFOLIO MANAGER INFORMATION

OTHER ACCOUNTS MANAGED

The information below lists other accounts for which the portfolio manager was primarily responsible for the day-to-day management during the fiscal year ended December 31, 2004.

                                                                                               # OF ACCOUNTS
                                                                                               MANAGED WITH
                                                                TOTAL                          ADVISORY FEE      TOTAL ASSETS WITH
NAME OF PORTFOLIO                                           # OF ACCOUNTS                        BASED ON        ADVISORY FEE BASED
     MANAGER           TYPE OF ACCOUNTS                        MANAGED       TOTAL ASSETS       PERFORMANCE        ON PERFORMANCE
-----------------      ---------------------------------    -------------    ------------      -------------     ------------------
Mario J. Gabelli       Registered Investment Companies:          24             $ 11.4B*             6                $ 912.5M*
                       Other Pooled Investment Vehicles:         14             $707.7M*            14                $ 707.7M*
                       Other Accounts:                         1747             $  9.9B              3                $   1.2B

      *Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

SELECTION OF BROKER/DEALERS. Because the portfolio manager's position with the Fund's Distributor and his indirect majority ownership interest in the
Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund even if using the Distributor is not in the best interest of the Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and address every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of the fee is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, Gabelli Asset Management Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. Mr. Gabelli receives no base salary, no annual bonus and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned the Fund's portfolio manager:

                             DOLLAR RANGE OF EQUITY SECURITIES HELD IN
           NAME                              THE FUND*
           ----              -----------------------------------------
     Mario J. Gabelli                            E

---------------------------
*     KEY TO DOLLAR RANGES- INFORMATION AS OF DECEMBER 31, 2004

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. over $1,000,000

SUB-ADMINISTRATOR

PFPC Inc. (the "Sub-Administrator"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406 serves as Sub-Administrator to the Fund pursuant to a
Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b)
supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and regulatory administration services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors meetings, including mailing all Board materials and collating the same materials into the Board books, and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share and provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion :
..0275%; $10 billion to $15 billion : .0125%; over $15 billion : .01%.

COUNSEL

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, has been selected to audit the Fund's annual financial statements.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Safe, an indirect wholly-owned subsidiary of Mellon Bank Corporation, located at One Boston Place, Boston, Massachusetts 02108, is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither Boston Safe, BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR

To implement the Fund's 12b-1 Plans, the Fund has entered into an Amended and Restated Distribution Agreement with Gabelli & Company, Inc. (the "Distributor"), and may enter into substantially identical arrangements with other firms. The Distributor is a New York corporation which is an indirect majority-owned subsidiary of GBL, having principal offices located at One Corporate Center, Rye, New York 10580-1422. The Distributor continuously solicits offers for the purchase of shares of the Fund on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Fund are paid by the Distributor. The Distributor may enter into selling agreements with registered broker-dealers ("Soliciting Broker-Dealers") pursuant to which the Distributor may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the Prospectus under "Classes of Shares - Sales Charge - Class A Shares."

For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, commissions (sales charges) on sales of the Fund's Class A Shares amounted to $1,101,254, $638,657 and $436,322, respectively, and the amounts retained by Gabelli & Company were $267,229, $189,496 and $212,012, respectively. For the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004, the Distributor was paid commissions for contingent deferred sales charges on the sale of the Fund's Class B Shares and retained commissions earned on the sale of the Fund's Class B Shares in the amounts of $24,547, $36,528 and
$113,444, respectively. For the same periods, the Distributor was paid commissions for contingent deferred sales charges on the sale of the Fund's Class C Shares and retained commissions earned on the sale of the Fund's Class C Shares in the amounts of $8,538, $10,542 and $6,917, respectively.

Set forth in the table below is the amount of commissions and other compensation received by the Distributor during the fiscal year ended December 31, 2004.

    NET UNDERWRITING      COMPENSATION ON
     DISCOUNTS AND        REDEMPTIONS AND     BROKERAGE        OTHER
      COMMISSIONS           REPURCHASES      COMMISIONS     COMPENSATION
    ----------------      ---------------    ----------     ------------
        $212,012              $120,361        $561,107           --

                               DISTRIBUTION PLANS

The Fund has adopted separate distribution and service plans (each a "Plan" and collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class A Shares, Class B Shares and Class C Shares. Under the
Plans, the Fund will make monthly payments to registered broker-dealers, including the Distributor, who have entered into an agreement with the Fund (each, a "Designated Dealer") for activities intended to result in the distribution of Fund shares as described below.

Payments under each Plan are not tied exclusively to the distribution expenses actually incurred by Designated Dealers and such payments may exceed their distribution expenses. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to, payments to the Designated Dealer's (or its affiliates') sales personnel for selling shares of the Fund; costs of printing and distributing the Fund's Prospectus, SAI and sales literature; an allocation of overhead and other Designated Dealer branch office distribution-related expenses; payments to and expenses of persons who provide support services in connection with the distribution of shares of the Fund; and financing costs on the amount of the foregoing expenses. The Plans compensate the Distributor regardless of expense and accordingly a portion of the payments by the Fund may be used indirectly to finance distribution activities on behalf of other Gabelli funds and a portion of the payments by such other funds may be used to finance distribution activities on behalf of the Fund. The Plans are intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

The Fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Designated Dealers in the current year and in prior years and amounts received under each Plan.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Directors"). No Plan may be amended to increase materially the amount to be spent for the services provided by the Designated Dealers thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, Designated Dealers will provide the Directors periodic reports of amounts expended under such Plan and the purpose for which such expenditures were made. During the fiscal year ended December 31, 2004, the Fund incurred distribution costs for Class A, B and Class C Shares of $3,419,062 payable to the Distributor. Such payments funded expenditures of approximately $8,500 for overhead support expenses, $209,600 for salaries of personnel of the Distributor, $13,600 for advertising and promotion expenses, $30,900 for printing and mailing expenses, $82,900 for advanced commissions and also payments of $3,070,400 to selected dealers. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by NASD, Inc.

The amounts included in the previous paragraph as third party servicing fees include amounts paid to the providers of various programs that make shares available to their customers. Subject to tax limitations and approvals by the Board of Directors the Fund also makes payments to the providers of these programs, out of its assets other than 12b-1 payments, in amounts not greater than savings of expenses the Fund would incur in maintaining shareholder accounts for those who invest in the Fund directly rather than through these programs. The Adviser and its affiliates may also pay for all or a portion of these program's charges out of their financial resources other than 12b-1 fees.

No independent Director had a direct or indirect financial interest in the operation of the Plans or any related agreements. Those interested persons who beneficially own stock in Gabelli Asset Management Inc. or its affiliates or are employed by their affiliates may be deemed to have an indirect financial interest in payments received by the Distributor under the Plans or any related agreements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at a price that is at least as favorable taking into account commissions ("best execution") at reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser and (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it. The Adviser does not consider the sales of shares of the Fund by brokers, including Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions and has adopted policies for itself and its affiliates to prevent any such consideration.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a price that is at least as favorable taking into account its commissions. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as advisers to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

The following table sets forth certain information regarding the Fund's payment of brokerage commissions to Gabelli & Company.

                                                 Fiscal Year Ended   Commissions
                                                   December 31,         Paid
                                                 -----------------   -----------

Total Brokerage Commissions                             2002         $1,110,182
                                                        2003         $  610,507
                                                        2004         $  852,904

Commissions paid to Gabelli & Company                   2002         $  825,327
                                                        2003         $  451,933
                                                        2004         $  561,107

% of Total Brokerage Commissions                        2004               65.8%
paid to Gabelli & Company during 2004

% of Total Transactions involving Commissions           2004               70.7%
paid to Gabelli & Company during 2004

The Fund's total commissions changed over the past three years primarily related to the volume of portfolio transactions and the change in portfolio turnover. The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining best execution. The Adviser may also give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available to obtain brokerage and research services provided by the broker effecting the transaction for the Fund and for other advisory accounts over which the Adviser or its affiliates exercise investment discretion. These services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Since it is not feasible to do so, the Adviser does not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.

Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

Neither  the  Fund  nor  the  Adviser  has  any  agreement  or  legally  binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of research and services provided and, based on such determinations, has allocated brokerage commissions of $190,715 on portfolio transactions in the principal amount of $62,649,174 during 2004.

The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company or other affiliates of the Adviser, when it appears that Gabelli & Company can obtain a price, execution and commission which is at least as favorable as that obtainable by other qualified brokers and at a commission rate at least as favorable as it provides to its best customers for similar transactions. As required by Rule 17e-1 under the 1940 Act, the Fund's Board of Directors has adopted procedures which provide that commissions paid to Gabelli & Company on brokerage transactions must not exceed those which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price or those Gabelli & Company charges its most favored customers on similar transactions. Rule 17e-1 under the 1940 Act and the Fund's procedures contain requirements that the Board, including those directors who are not "interested persons" of the Fund, review such commissions and transactions quarterly and such procedures at least annually to determine their continuing appropriateness at least quarterly. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

To obtain the best execution of portfolio trades on the New York Stock Exchange ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Gabelli & Company may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges that adopt direct access rules similar to those of the NYSE. In addition, Gabelli & Company may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Fund's Board of Directors has expressly authorized Gabelli & Company to effect such transactions; and (ii) Gabelli & Company annually advises the Fund of the aggregate compensation it earned on such transactions.

                               PURCHASE OF SHARES

Payment for shares purchased through a brokerage firm is generally due on the third business day after purchases are effected (each such day being a "Settlement Date"). When payment is made to a brokerage firm before a Settlement Date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. The investor may designate another use for the monies prior to the Settlement Date, such as investment in a money market fund. If the investor instructs a brokerage firm to invest the monies in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and any affiliates of Gabelli & Company which serve the funds in an investment advisory, administrative or other capacity will benefit from the fact that they are receiving fees from both investment companies computed on the basis of their average daily net assets. The Board of Directors of the Fund is advised of the benefits to Gabelli & Company resulting from three-day settlement procedures and will take such benefits into consideration when reviewing the distribution agreement for continuance.

Gabelli & Company imposes no restrictions on the transfer of shares held by it for clients in "street name" in either certificate or uncertificated form. The Fund has agreed to indemnify Gabelli & Company against certain liabilities, including liabilities arising under the 1933 Act.

                              REDEMPTION OF SHARES

Redemption requests received after the close of trading on the NYSE will be effected at the net asset value per share as next determined. The Fund normally transmits redemption proceeds with respect to redemption requests made through a brokerage firm for credit to the shareholder's account at no charge within seven days after receipt of a redemption request or by check directly to the shareholder. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the brokerage firm will benefit from the use of temporarily uninvested funds. Redemption proceeds with respect to redemption requests made through Gabelli & Company normally will be transmitted by the Fund's transfer agent to the shareholder by check within seven days after receipt of a redemption request or to a shareholder's brokerage account maintained by Gabelli & Company. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds, bank wire or by a certified or cashier's check.

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described below under "Determination of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payment in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.

Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or Gabelli & Company for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that Gabelli & Company will be immediately obligated to make the Fund whole.

      To minimize expenses, the Fund reserves the right to redeem, upon not less than 30 days' notice, all shares of the Fund in an account (other than an IRA) which as a result of shareholder redemption has a value below $500 and has reserved the ability to raise this amount to up to $10,000. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

      Each of the Fund's classes of shares imposes a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares within 60 days after the purchase date. This fee is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. The fee is not a sales charge (load) and is paid directly to the Fund and not to the Adviser or Distributor.

                        DETERMINATION OF NET ASSET VALUE

      Net Asset Value ("NAV") is calculated separately for each class of the Fund. The NAV of Class B and Class C shares of the Fund will generally be lower than the NAV of Class A and Class I shares, as a result of the larger service and distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

      For purposes of determining the Fund's NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

      Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Debt instruments that are not credit impaired with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      The Fund may obtain valuations on the basis of prices provided by a pricing service approved by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund's net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE CLOSINGS. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

GENERAL

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a "qualified publicly traded partnership" (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that the Fund distributes to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund will determine either to distribute, or to retain for reinvestment, all or part of any net long-term capital gain. If any such gains are retained, the Fund will be subject to a U.S. federal income tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (1) will be required to include in income for U.S. federal income tax purposes as long-term capital gain, its share of the undistributed amount,
(2) will be entitled to credit its proportionate share of the tax paid by the Fund against its own U.S. federal income tax liability and to claim refunds to the extent the credit exceeds such liability, and (3) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Under the Code, amounts not distributed by the Fund on a timely basis in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax. To avoid this excise tax, the Fund must distribute during each calendar year, an amount equal to at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period generally ending on October 31 of the calendar year and (3) all ordinary income and net capital gains for previous years that were not previously distributed. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e. the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Gains or losses on the sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held by the Fund for twelve months or less will generally be short-term capital gains or losses.

The Fund's short sales against the box and transactions in futures contracts and options will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts and options on futures contracts.

FOREIGN INVESTMENTS

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund's investments.

PASSIVE FOREIGN INVESTMENT COMPANIES

If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the Internal Revenue Service (the "IRS"). By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DISTRIBUTIONS

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to:
(i) 100% of the regular dividends paid by the Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Shareholders receiving distributions in the form of shares should have a basis in such shares of the Fund equal to the amount of cash that the shareholders would have received had they elected to receive cash instead of shares. If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution may be taxable even though it represents a return of invested capital. The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them, even though the distribution represents in part a return of invested capital.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder's basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be a capital gain or loss if the shares are held as capital assets and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions (or deemed distributions) of net long-term capital gain received by the shareholder with respect to such shares.

Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NOTICES

Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Recently enacted legislation would generally exempt from United States federal withholding tax properly-designated dividends that (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). This legislation would apply for taxable years beginning after December 31, 2004 and before January 1, 2008. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute
Form).

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from "US real property interests" ("USRPIs"). The Code defines USRPIs to include direct holdings of US real property and any interest (other than an interest solely as a creditor) in "US real property holding corporations." The Code defines a US real property holding corporation as any corporation whose USRPIs make up more than 50 percent of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to US federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (between December 31, 2004 and December 31, 2007) a RIC, the Code treats that gain as treated as the distribution of gain from a USRPI to a foreign shareholder which would be subject to US withholding tax of 35% and would result in US tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-US shareholder.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                        DESCRIPTION OF THE FUND'S SHARES

VOTING RIGHTS

As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings. It will hold an annual meeting if Directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's Directors upon the written request of the holders of 10% of the Fund's shares. When matters are submitted for shareholder vote, each shareholder will have one vote for each full share owned and proportionate, fractional votes for fractional shares held, except as described below with respect to class voting in certain circumstances. All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. The Fund's Board of Directors has authority, without a vote of shareholders, to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by reclassifying unissued shares. There are no conversion or preemptive rights in connection with any shares of the Fund, with the exception that Class B shares will automatically convert into Class A shares approximately ninety-seven months after purchase. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

LIABILITIES; SEPARATE CLASSES OF SHARES

The Fund's Articles of Incorporation provide that to the fullest extent that limitations on the liability of Directors and Officers are permitted by the Maryland General Corporation Law, the 1933 Act and the 1940 Act, Directors and officers shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses actually incurred in connection with any action, suit or other proceeding. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no Director or Officer of the Fund shall be personally liable to the Fund or its shareholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty involved in the conduct of his office.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional votes held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

The Adviser's investment personnel may invest in securities for their own account pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

                              FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended December 31, 2004, including the Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, is incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.
PricewaterhouseCoopers LLP provides audit services, tax preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca:      Bonds  which  are  rated  Ca  represent   obligations  which  are
               speculative in high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

      Should no rating be assigned, the reason may be one of the following:

1.    An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.    There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

      Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        STANDARD & POOR'S RATINGS SERVICE

      AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc. Capacity to pay interest and repay principal is extremely strong.

      AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

      A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      BB,B Bonds rated BB, B, CCC, CC and C are regarded, on balance, as CCC, predominantly speculative with respect to capacity to pay CC, C: interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

      C1: The rating C1 is reserved for income bonds on which no interest is being paid.

      D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      Plus (+) The ratings  from AA  to CCC may be modified by the addition of a or plus or minus sign to show relative standing within the major rating categories.

      Minus(-) Indicates  that no rating  has  been  requested,  that  there  is
      NR: insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF S&P AND MOODY'S COMMERCIAL PAPER RATINGS:

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.